UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 23, 2015 (Date of earliest event reported)

Align Technology, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-32259 (Commission File Number)	94-3267295 (IRS Employer Identification Number)

2560 Orchard Parkway, San Jose CA (Address of principal executive offices)		95131 (Zip Code)

(408) 470-1000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 23, 2015, Align Technology, Inc. ("Align") is issuing a press release and holding a conference call regarding its financial results for its second quarter ended June 30, 2015. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Align is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of non-GAAP financial measures contained in the attached press release to the comparable GAAP financial measures is contained in the attached press release and a reconciliation of these and certain other non-GAAP financial information provided on the conference call (to the extent not reconciled on such call) is contained on the Investor Relations section of our website at investor.aligntech.com.

Item 8.01. Other Events

On July 23, 2015, Align issued a press release announcing leadership changes. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Align Technology Announces Second Quarter 2015 Results

99.2	Align Technology Announces Leadership Changes to Support Continued Growth and Expansion Globally

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2015	ALIGN TECHNOLOGY, INC.

By: /s/ Roger E. George
Roger E. George
Vice President, Legal and Corporate Affairs and General Counsel

Exhibit Index
Exhibit No.	Description

99.1	Align Technology Announces Second Quarter 2015 Results

99.2	Align Technology Announces Leadership Changes to Support Continued Growth and Expansion Globally